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                                                                  EXHIBIT 10.12

                           STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into this 14th of April 1999 by and between Printrak International Inc., a Delaware corporation (the "Company") and Richard M. Giles, Trustee of the Giles Living Trust UDT dated December 17, 1993 (the "Stockholder").

                                   RECITALS


A. Concurrently with the execution and delivery of this Agreement, the Stockholder has executed and delivered a Secured Promissory Note in the original principal amount of Six Hundred Thousand Dollars ($600,000.00) (the "Note").

     B. The Company and the Stockholder desire to secure performance of Stockholder's obligations and indebtedness under the Note.

                                  AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions and releases contained herein, the Company and the Stockholder hereby agree as follows:

     1. COLLATERAL. The Stockholder hereby grants the Company a security interest in, and assigns, transfers to and pledges the Company the following securities and other property:

          (i) the 200,000 shares of Company's common stock ("Common Stock") deposited with the Company as collateral for the Note;

          (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in Subsection (i) that are to be deposited with the Company pursuant to the requirements of Section 4 of this Agreement; and

          (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement.

     All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the Stockholder. The Company shall hold the Collateral in accordance with the following terms and provision contained herein.

     2. WARRANTIES. The Stockholder hereby warrants that the Stockholder is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

     3. RIGHTS AND POWERS. The Company may without obligation to do so, exercise one or more of the following rights and powers with respect to the
Collateral:


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          (a)  accept in its discretion, but subject to the applicable limitations of Sections 7(c) and 7(e), other property of the Stockholder in exchange for all or part of the Collateral and release Collateral to the Stockholder to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchanges shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder, and

          (b) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Section 8 of this Agreement.

     The Company will notify the Stockholder of any action taken by the Company pursuant to the provisions of this Section 3. Expenses reasonably incurred in connection with such action shall by payable by the Stockholder and form part of the indebtedness secured hereunder as provided in Section 10.

     So long as there exists no event of default under Section 8 of this Agreement, the Stockholder may exercise all voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occults under this Agreement, all proxy statements and other Stockholder materials pertaining to the Collateral shall be delivered to the Stockholder.

     Any cash sums that the Company may receive in the exercise of its rights and powers under Section 3(b) above shall be applied to the payment of the Note and other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the Stockholder.

     4. DUTY TO DELIVER. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock divided, stock split or reclassification of the Common Stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the Stockholder, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

     5. CARE OF COLLATERAL. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to any conversion, call, exchange right, preemptive, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to reserve the rights of the Stockholder against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respects to the Collateral requested by the Stockholder unless the request is made in writing and the Company determines that there requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

     The Company may at any time release and deliver all or part of the Collateral to the Stockholder, and the receipt thereof by the Stockholder shall constitute a complete and full

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acquittance for the Collateral so released and delivered.  The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all release of the Collateral shall be effected in compliance with the applicable limitations of Sections 7(c) and 7(e).

     6. PAYMENT OF TAXES AND OTHER CHANGES. The Stockholder shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the Stockholder's failure to do so, the Company may at is election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payment so made shall become a part of the indebtedness secured hereunder and until paid shall bear interest at the Company's interest rate then being earned by the Company on its deposits.

     7. RELEASE OF COLLATERAL. Provided (i) all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled, (ii) there does not otherwise exist any event of default under Section 8, the pledge shares of Common Stock together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the Stockholder in accordance with the following provisions:

          (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of the Common Stock held as Collateral hereunder shall (subject to the applicable limitations of Sections 7(c) and 7(e) below) be released to the Stockholder within three days after such payment or prepayment. The number of the shares to be released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

          (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of Section 4) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Section 7(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

          (c) In no event, however, shall any shares of Common Stock be released pursuant to the provisions of Section 7(a) or 7(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were effected would be less than one hundred fifty percent (150%) of the unpaid balance of the Note (principal and accrued interest).

          (d) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

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               (i)  If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the average of the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the average of the highest bid price and lowest asked price
(or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

               (ii) If the Common Stock at the time listed or admitted to trading on any stock exchange, than the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted on the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be the most current value per share determined in good faith by the Company's Board of Directors.

          (e) In the event the securities constituting the Collateral are "margin securities" (within the meaning of Section 207.0(i) of Regulation G of the Federal Reserve Board), then, to the extent applicable, the number of shares to be released pursuant to Section 7(a) or 7(b) shall be reduced to the extent necessary to comply with Regulation G.

     8. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

          (a) the failure of the Stockholder to pay the principal and accrued interest when due under the Note; or

          (b) the failure of the Stockholder to perform a material obligation imposed upon the Stockholder by reason of this Agreement and the failure to cure such default within fifteen days or written notice of the Company to the Stockholder.

     Upon the occurrence of any event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as on or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Anything herein to the contrary notwithstanding, the Company agrees to pursue its rights to foreclose and dispose of the Collateral pursuant to the applicable provisions of the California Uniform Commercial Code prior to seeking recourse against the Stockholder, or any other assets of the Stockholder

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     Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.
Any surplus proceeds shall be paid over to the Stockholder. However, in the event such proceeds prove insufficient to satisfy all obligations of the Stockholder under the Note, then the Stockholder shall remain personally liable for the resulting deficiency.

     9. OTHER REMEDIES. The rights, powers and remedies granted to the Company and the Stockholder pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and the Stockholder under any statute or rule of law. Any forbearance, failure or delay by the Company or the Stockholder in exercise any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and the Stockholder under this Agreement shall continue in full force and effect unless such right power or remedy is specifically waived by an instrument executed by the Company or the Stockholder, as the case may be.

     10. COSTS AND EXPENSES. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute an personal liability of the Stockholder payable immediately upon demand.

     11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of California and shall be binding upon the executors, administrators, heirs and assigns of the Stockholder.

     12. ARBITRATION. Any controversy between the parties hereto involving the construction or application of any terms, covenants or conditions of this Agreement or the Note, of any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in Orange County, California, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, necessarily the one in whose favor a judgment is rendered.

     13. SEVERABILITY. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision or this Agreement shall be affected thereby.

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     IN WITNESS WHEREOF, the undersigned have duly executed this Stock Pledge
Agreement as of the date first written above.


                           PRINTRAK INTERNATIONAL INC.

                           By: /s/ David L. McNeff
                               ---------------------------------------------

                           Its: /s/ John Hardy
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                           /s/ Richard M. Giles
                           -------------------------------------------------
                            Richard Giles, Trustee of the Giles Living Trust
                           UDT
                            dated December 17, 1993





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